SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           June 1, 2015
                          Date of Report
                 (Date of Earliest Event Reported)


               BLACK GROTTO ACQUISITION CORPORATION
       (Exact Name of Registrant as Specified in its Charter)

Delaware                       000-55385                  47-3150674
(State or other        (Commission File Number)         (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                       9454 Wilshire Boulevard
                             Suite 610
                   Beverly Hills, California 9021
             (Address of Principal Executive Offices)

                   215 Apolena Avenue
                   Newport Beach, California 92662
                   (Former Address of Principal Executive Offices)

                       011 6012-3911706
               (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On June 2, 2015 Black Grotto Acquisition Corporation (the "Registrant" or the Company") issued 4,500,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 90% of the total outstanding 5,000,000 shares of common stock as follows:

            Low Koon Poh                     700,000
            Willy Chan Foo Weng              700,000
            Chew Wei Kiat                    100,000
            Shin Jong Dae                    390,000
            Kim Sung Su                    1,200,000
            Kim Chang Young                  300,000
            Son Young Ho                     300,000
            Kim Jeong Geon                    60,000
            Thor Seng Wah                    750,000

With the issuance of the 4,500,000 shares of stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01 Changes in Control of Registrant

      On June 1, 2015 the following events occurred which resulted in a change of control of the Registrant:

      1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

      2.   The then current officers and directors resigned.

      3.   New officer(s) and director(s) were appointed and elected.

      The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on March 3, 2015 and amended April 17, 2015 and as supplemented by the information contained in this report.

      The Registrant anticipates that it will effect its business plan through company development or through executing a business combination with an existing company. The Registrant intends to manufacture smart glass using patented technologies and to market such smart glass on a global basis.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

      On June 1, 2015, James M. Cassidy resigned as the Registrant's president, secretary and director.

      On June 1, 2015, James McKillop resigned as the Registrant's vice president and director.

      On June 1, 2015, Low Koon Poh was named sole director of the Registrant.

      On June 1, 2015, Low Koon Poh was appointed to the offices of President, Secretary and Treasurer of the Registrant.

      Low Koon Poh serves as the sole director and officer of the Registrant. Mr. Low is a certified accountant. From January 2013 to the present, Mr. Low as served as a director of KLM Corporate Services and since January 2009 to the present, Mr. Low has been the sole proprietor of KL Management Services located in Malaysia. Since 1997, Mr. Low has been a member of the Association of Chartered Certified Accountants and since 1998 a member of the Malaysian Institute of Accountants.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                BLACK GROTTO ACQUISITION CORPORATION

Date: June 2, 2015            /s/ Low Kooh Poh
President